THRIVENT MUTUAL FUNDS

Supplement to Prospectus Class A and B Shares

Dated February 28, 2006

With respect to Accounts with Low Balances

Effective June 16, 2006, the section titled “Accounts with Low Balances” is amended and restated to read as follows:

“Accounts With Low Balances

Due to the high cost to shareholders of maintaining accounts with low balances, the transfer agent may redeem shares in any account or charge an annual fee of $12 (a “small account fee”) if the value of shares in the account to an amount less than certain minimums described below. The required minimum amount for Class A share accounts is $1,000 for all Funds except Thrivent Limited Maturity Bond Fund and Thrivent Money Market Fund. The required minimum amount for Class A share accounts of Thrivent Limited Maturity Bond Fund is $2,500, and the required minimum amount for Class A share accounts of Thrivent Money Market Fund is $1,500. Before shares are redeemed to close an account, you will be notified in writing and allowed 60 days to purchase additional shares. If additional shares are not purchased, any such redemption may be at a time that is not favorable to you. Small account fees will be automatically deducted from your account once each year.”

The date of this supplement is June 16, 2006.

Please include this Supplement with your Prospectus.